CASH, CASH EQUIVALENTS AND RESTRICTED CASH (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Reconciliation Of Cash Cash Equivalents And Restricted Cash [Abstract]
Cash and cash equivalents	$ 299,367	$ 345,854
Current portion of restricted cash	27,735	31,582
Non-current portion of restricted cash	130	129
Total cash, cash equivalents and restricted cash	$ 327,232	$ 377,565	$ 382,929	$ 371,246